FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2011

Warwick Valley Telephone Company
(Exact name of registrant as specified in its charter)

0-11174	14-1160510
(Commission File No.)	(I.R.S. Employer Identification No.)

New York
(State or other jurisdiction of incorporation or organization)

47 Main Street
Warwick, New York 10990
(845) 986-8080
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2011, Kenneth H. Volz resigned his position as Executive Vice President, Chief Financial Officer and Treasurer of Warwick Valley Telephone Company (the “Company”).  Ralph Martucci, currently the Company’s Director - Finance has been selected as the Company’s new Executive Vice President, Chief Financial Officer and Treasurer.  The Company will provide additional information on Mr. Martucci’s appointment in a Form 8-K to be filed by the Company next week.

The press release announcing Mr. Volz’s resignation and Mr. Martucci’s appointment is attached to this Form 8-K as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Warwick Valley Telephone Company Press Release dated May 6, 2011

A copy of the press release containing such announcement is found in Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)         Exhibits

99.1 Press Release entitled “WVTC Announces CFO Resignation,” dated May 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY (Registrant)

Date: May 6, 2011	By: /s/ Duane W. Albro
Name: Duane W. Albro Title: President & Chief Executive Officer

Exhibit Index

Exhibit No.                            Description

99.1	Press Release entitled “Warwick Valley Telephone Company Announces CFO Resignation,” dated May 6, 2011